Exhibit 10.10


                             [LETTERHEAD OF TALBOTS]



December 20, 1996



                              REQUEST FOR EXTENSION



To:      The Dai-Ichi Kangyo Bank, Limited
         New York Branch

         Re: Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated November 21, 1995, and Second Amendment dated April 18, 1996, between The Talbots, Inc. as borrower, and The Dai-Ichi Kangyo Bank, Limited (the "Agreement")


Dear Sirs:

Pursuant to Section 14(j)(i) of the Agreement, we hereby irrevocably request to you the one year extension of the Revolving Credit Period (as defined in the Agreement) so that the Revolving Credit Period if extended pursuant to this request would expire on January 28, 1999.

We would appreciate it if such extension would be accepted, and, if, so, in writing.

                                     Very truly yours,

                                     THE TALBOTS, INC.



                                     By:  /s/ Edward L. Larsen
                                          Edward L. Larsen
                                          Senior Vice President, Finance
ELL:mc
cc:      Mr. M. Isogai
         Mr. N. Kaida
         Ms. C. Stone

                  [LETTERHEAD OF THE DAI-ICHI KANGYO BANK LTD.]


                                                              January 28, 1997


Talbots, Inc.
175 Beal Street
Hingham, MA 02043


                            CONFIRMATION OF EXTENSION


RE: Revolving Credit Agreement dated as of January 25, 1994 and First Amendment dated November 21, 1995 between the Talbots, Inc. as borrower and The Dai-Ichi Kangyo Bank, Limited (the "Agreement")


Dear Sirs:


We are pleased to confirm with you the one year extension of the Revolving Credit according to Section 14 (j)(ii) of the Agreement. The new expiry dated January 28, 1999.



The Dai-Ichi Kangyo Bank, Limited
New York Branch




By: /s/ Shigeto Yanase
   Shigeto Yanase
   Senior Vice President